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[FARMERS LIFE INSURANCE LOGO]



                              FARMERS NEW WORLD LIFE INSURANCE COMPANY(R)
                              Home Office: 3003 77th Avenue S.E., Mercer Island, Washington 98040 / (206) 232-8400
                              Variable Policy Service Office: PO Box 724208, Atlanta, GA 31139 / (877) 376-8008


February 26, 2007



Dear Farmers Client:

We at Farmers are pleased to announce a new customized process for producing and distributing annual and semiannual reports to our Farmers Variable Life and Variable Annuity customers. In the past, you have received a large booklet containing the reports for all of the underlying portfolios available to your policy or contract. Now you will receive customized booklets for only the reports of those underlying portfolios which correspond to your actual subaccount allocation at the time of that mailing. These booklets will be provided to you as of year-end for the annual report mailing and as of June 30 for the semiannual report mailing. We believe that the new customized approach will be more cost effective, and we hope that you will enjoy receiving only those reports that are applicable to your investment.

Your first customized annual report is enclosed. The report provides an update on the relevant portfolios' performance as of December 29, 2006. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.

We appreciate and value your business, and look forward to serving you in the future.

Sincerely,


/s/ Harris Mortensen

Harris Mortensen
Director of Annuities and
  Variable Products



  Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1,
                  Agoura Hills, CA 91301-2054 / (818) 584-0200

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The following documents are referenced in this letter to contract owners and are hereby incorporated by reference:
Document 1. The Annual Report of Calvert Variable Series, Inc. dated December
31, 2006, that was filed with the Securities and Exchange Commission on March 8, 2007 (File No. 811-03591).
Document 2. The Annual Report of Dreyfus Variable Investment Fund dated December 31, 2006, that was filed with the Securities and Exchange Commission on February 21, 2007 (File No. 811-05125).
Document 3. The Annual Report of Dreyfus Socially Responsible Growth Fund, Inc. dated December 31, 2006, that was filed with the Securities and Exchange Commission on February 16, 2007 (File No. 811-07044).
Document 4. The Annual Report of DWS Variable Series I dated December 31, 2006, that was filed with the Securities and Exchange Commission on February 26, 2007 (File No. 811-04257).
Document 5. The Annual Report of DWS Variable Series II dated December 31, 2006, that was filed with the Securities and Exchange Commission on March 1, 2007
(File No. 811-05002).
Document 6. The Annual Report of DWS Investment VIT Funds dated December 31, 2006, that was filed with the Securities and Exchange Commission on February 26, 2007 (File No. 811-07507).
Document 7. The Annual Report of Fidelity Variable Insurance Products Funds dated December 31, 2006, that was filed with the Securities and Exchange Commission on March 1, 2007 (File No. 811-05511).
Document 8. The Annual Report of Franklin Templeton Variable Insurance Products Trust dated December 31, 2006, that was filed with the Securities and Exchange Commission on March 1, 2007 (File No. 811-05583).
Document 9. The Annual Report of Goldman Sachs Variable Insurance Trust dated December 31, 2006, that was filed with the Securities and Exchange Commission on March 2, 2007 (File No. 811-08361).
Document 10. The Annual Report of Janus Aspen Series dated December 31, 2006, that was filed with the Securities and Exchange Commission on February 23, 2007 (File No. 811-07736).
Document 11. The Annual Report of PIMCO Variable Insurance Trust dated December 31, 2006, that was filed with the Securities and Exchange Commission on March 8, 2007 (File No. 811-08399).
Document 12. The Annual Report of WM Variable Trust dated December 31, 2006, that was filed with the Securities and Exchange Commission on March 1, 2007
(File No. 811-07462).



 Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1,
                  Agoura Hills, CA 91301-2054 / (818) 584-0200